UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

WARBY PARKER INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 27, 2023
Dear Fellow Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Warby Parker Inc. to be held on Thursday, June 8, 2023, at 12:00 p.m., Eastern Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WRBY2023. The virtual meeting format will allow stockholders to participate from any location, which we expect will lead to increased attendance, improved communications, and cost savings for our stockholders and the Company.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.
Thank you for your support, and we look forward to seeing you at the Annual Meeting.
Sincerely,

Neil Blumenthal Co-Founder and Co-CEO	Dave Gilboa Co-Founder and Co-CEO
233 Spring Street, 6th Floor East
New York, New York 10013

233 Spring Street, 6th Floor East
New York, New York 10013
Notice of Annual Meeting of Stockholders
To Be Held Thursday, June 8, 2023
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Warby Parker Inc., a Delaware public benefit corporation (the “Company”), will be held on Thursday, June 8, 2023, at 12:00 p.m., Eastern Time, via live webcast, for the following purposes:
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To elect David (“Dave”) Gilboa, Youngme Moon, and Ronald Williams as Class II Directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our Class A common stock and Class B common stock at the close of business on April 14, 2023, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination of any stockholder (i) for a period of 10 days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Chris Utecht, Vice President, Head of Legal and Secretary, at legal@warbyparker.com, stating the purpose of the request and providing proof of ownership of Company stock, and (ii) during the Annual Meeting, via the Internet at www.virtualshareholdermeeting.com/WRBY2023. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may alternatively sign, date, and mail the proxy card in the accompanying return envelope. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,
Chris Utecht
Vice President, Head of Legal and Secretary
New York, New York
April 27, 2023

CONTENTS
Page
ATTENDING THE ANNUAL MEETING	1
PROPOSALS	1
RECOMMENDATIONS OF THE BOARD	2
INFORMATION ABOUT THIS PROXY STATEMENT	2
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	3
Stockholders of Record	4
Beneficial Owners	4
PROPOSALS TO BE VOTED ON	7
PROPOSAL 1: Election of Directors	7
VOTE REQUIRED	7
RECOMMENDATION OF THE BOARD OF DIRECTORS	7
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE ANNUAL MEETING)	8
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:	9
CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)	9
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)	10
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
VOTE REQUIRED	11
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	13
AUDIT FEES	13
AUDIT-RELATED FEES	13
TAX FEES	13
ALL OTHER FEES	13
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES	13
PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	14
VOTE REQUIRED	14
RECOMMENDATION OF THE BOARD OF DIRECTORS	14
EXECUTIVE OFFICERS	15
CORPORATE GOVERNANCE	16
General	16
Board Composition	16
Director Independence	16
Director Candidates	16
Communications from Interested Parties	17
Compensation Committee Interlocks and Insider Participation	17
Board Leadership Structure and Role in Risk Oversight	17
Code of Conduct	18
Attendance by Members of the Board of Directors at Meetings	19
Executive Sessions	19
Committees of the Board	19
Audit Committee	19
Compensation Committee	20
Nominating and Corporate Governance Committee	21

233 Spring Street, 6th Floor East
New York, New York 10013
Proxy Statement for the 2023 Annual Meeting of Stockholders
June 8, 2023
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Warby Parker Inc. (the “Board of Directors” or “Board”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 8, 2023 (the “Annual Meeting”), at 12:00 p.m., Eastern Time, via live webcast, and at any continuation, postponement, or adjournment of the Annual Meeting.
Holders of our Class A common stock and Class B common stock as of the close of business on April 14, 2023 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 96,434,651 shares of our Class A common stock outstanding and 19,699,028 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “Common Stock”.
This proxy statement and the Company’s Annual Report for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) are being made available, released or mailed on or about April 27, 2023, to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “Warby Parker” refer to Warby Parker Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 8, 2023:
This proxy statement and our 2022 Annual Report are available at
www.proxyvote.com
ATTENDING THE ANNUAL MEETING
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WRBY2023.
PROPOSALS
At the Annual Meeting, our stockholders will be asked:
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To elect Dave Gilboa, Youngme Moon, and Ronald Williams as Class II Directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

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To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD
The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
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FOR the election of Dave Gilboa, Youngme Moon, and Ronald Williams as Class II Directors;

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FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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ONE YEAR for the frequency of future advisory votes on the compensation of our named executive officers.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Warby Parker is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April 27, 2023, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received the Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 14, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 10 votes on each proposal. At the close of business on the Record Date, there were 96,434,651 shares of Class A common stock issued and outstanding and entitled to vote at the Annual Meeting and 19,699,028 shares of Class B common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of a majority in voting power of all Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND AND VOTE AT THE ANNUAL MEETING?
In order to allow greater participation, the Annual Meeting will be held entirely online. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/WRBY2023. You will also be able to vote your shares electronically at the Annual Meeting.
To participate and vote at the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging in to your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.
WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits.

Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the chairperson of the Annual Meeting, or (ii) if the Board of Directors so determines, stockholders by the affirmative vote of a majority of the voting power of the outstanding shares of stock entitled to vote thereon, present in person or represented by proxy, may adjourn the Annual Meeting.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record
We recommend that stockholders vote by proxy even if they plan to participate in the online Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
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by Internet-You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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by Mail-You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 7, 2023. We encourage stockholders to submit their proxy via the Internet or telephone. Stockholders of record may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/WRBY2023 and entering the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 12:00 p.m., Eastern Time, on June 8, 2023.
Beneficial Owners
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/WRBY2023 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the stockholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy or change your vote:
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by submitting a duly executed proxy bearing a later date;

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by granting a subsequent proxy through the Internet or telephone;

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by giving written notice of revocation to the Secretary prior to the Annual Meeting; or

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by attending and voting during the Annual Meeting live webcast.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote at the Annual Meeting by following the procedures described above.
WHO WILL COUNT THE VOTES?
A representative of Broadridge, our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?
PROPOSAL	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 1: ELECTION OF DIRECTORS	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non- votes will have no effect.
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

PROPOSAL	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.	Abstentions and broker non-votes will have no effect.
WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and the proposal regarding the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP or the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, the proposals regarding the election of directors and the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers, are non-routine matters and, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

PROPOSALS TO BE VOTED ON
PROPOSAL 1: Election of Directors
At the Annual Meeting, three Class II Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have nine Directors on our Board. Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third Annual Meeting of Stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur.
The current class structure is as follows:
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Class I, whose term will expire at the 2025 Annual Meeting of Stockholders;

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Class II, whose term currently expires at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and

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Class III, whose term will expire at the 2024 Annual Meeting of Stockholders.

The current Class I Directors are Teresa Briggs, Joel Cutler, and Jeffrey Raider; the current Class II Directors are Dave Gilboa, Youngme Moon, and Ronald Williams; and the current Class III Directors are Neil Blumenthal, Andrew Hunt, and Gabrielle Sulzberger.
As indicated in our Twelfth Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by the Board of Directors. Any additional directorships resulting from an increase in the number of directors may be filled only by a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election of the Class II directors named below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the election of the below Class II Director nominees.

The nominees for election to the Board of Directors as Class II Directors are as follows:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE ANNUAL MEETING)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Dave Gilboa	42	2009	Co-Chair of the Board, Co-Founder and Co-Chief Executive Officer
Youngme Moon	59	2018	Director
Ronald Williams	73	2021	Director
The principal occupations and business experience of each Class II Director are as follows:
DAVE GILBOA	Age 42
Mr. Gilboa has served as our Co-Founder and Co-Chief Executive Officer since 2010, as a member of our Board of Directors since May 2009, and as the Co-Chair of our Board of Directors since June 2021. Prior to co-founding Warby Parker, Mr. Gilboa worked at Bain & Company, Inc., a strategy consulting firm, from September 2003 to October 2006, and at Allen & Company LLC, a merchant bank, from October 2006 to May 2008. Mr. Gilboa currently serves on the board of directors of the nonprofit organization Warby Parker Impact Foundation. Mr. Gilboa has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Gilboa holds a Bachelor of Science degree in Bioengineering from University of California, Berkeley and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. Mr. Gilboa is a member of the Aspen Institute’s 2016 Henry Crown Fellowship class and the Aspen Global Leadership Network. We believe that Mr. Gilboa’s contributions as a Warby Parker Co-Founder and Co-Chief Executive Officer, as well as his experience and success in both the eyewear and financial services industries, make him well-qualified to serve on our Board of Directors.
YOUNGME MOON	Age 59
Professor Moon has served as a member of our Board of Directors since March 2018. Professor Moon currently serves as the Donald K. David Professor of Business at Harvard Business School, where she has taught since June 1998. Professor Moon currently serves as a member of the board of directors of Mastercard Inc., Unilever PLC, and Sweetgreen, Inc., and on the boards of several private companies, including Whoop, Inc. and Bloom & Wild Limited. Professor Moon serves on the corporate responsibility committee of the board of directors of Unilever PLC, the risk committee and the human resources and compensation committee of the board of directors of Mastercard, Inc., and the compensation committee and the nominating, environmental, social and governance committee of the board of directors of Sweetgreen, Inc. Professor Moon holds a Bachelor of Arts degree from Yale University, as well as a Master’s degree and Ph.D. from Stanford University. We believe that Professor Moon’s depth of knowledge in the intersection of strategy, branding innovation, and culture, as well as her extensive public and private company board experience, makes her well-qualified to serve on our Board of Directors.
RONALD WILLIAMS	Age 73
Mr. Williams has served as a member of our Board of Directors since August 2021. Before joining us, Mr. Williams served as the Chairman and CEO of Aetna Inc. from 2006 to 2010. Since 2011, Mr. Williams has served as the Chairman and CEO of RW2 Enterprises, through which he counsels C-Suite corporate executives. Mr. Williams also currently serves on the boards of directors of The Boeing Company and agilon health, inc. He serves on the boards of private companies apree health (previously Castlight/Vera Whole Health Inc.) and Millennium Physician Group. He has also served on the boards of American Express, Johnson & Johnson, Envision Healthcare and naviHealth, Inc. Mr. Williams is a Chairman of the Conference Board and a member of the President’s Circle of the National Academies, and was elected to the American Academy of Arts and Sciences. Mr. Williams also served on President Obama’s President’s Management Advisory Board from 2011 to 2017. Mr. Williams holds a Bachelor of Arts degree from Roosevelt University and a Master of Business Administration degree from the Sloan School of Business at the Massachusetts Institute of Technology. We believe that Mr. Williams’s extensive private and public company board experience, as well as his expertise in leading a global public company, makes him well-qualified to serve on our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)
The current members of the Board of Directors who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Teresa Briggs	62	2019	Director
Joel Cutler	65	2012	Director
Jeffrey Raider	42	2009	Co-Founder and Director
The principal occupations and business experience of each Class I Director nominee are as follows:
TERESA BRIGGS	Age 62
Ms. Briggs has served as a member of our Board of Directors since June 2019. In 2019, Ms. Briggs served as a Distinguished Careers Fellow at Stanford University. Prior to that, she spent 37 years at Deloitte LLP, a financial advisory services firm, where she most recently served as Vice Chair and San Francisco Managing Partner from June 2011 until January 2019. Ms. Briggs currently serves on the boards of directors and audit committees of Snowflake Inc., DocuSign, Inc., and ServiceNow, Inc. Ms. Briggs holds a Bachelor of Science degree in Accounting from the University of Arizona, Eller College of Management, and is a Certified Public Accountant. We believe that Ms. Briggs’ accounting expertise, as well as her extensive public and private company board and senior management experience, makes her well-qualified to serve on our Board of Directors.
JOEL CUTLER	Age 65
Mr. Cutler has served as a member of our Board of Directors since 2012. Since January 2000, Mr. Cutler has served as a Co-Founder and Managing Director at General Catalyst Partners, a venture capital firm. Mr. Cutler serves on the board of directors of several private companies, including Zego Inc., Multiverse Group Ltd, SESAME, Inc., and Empathy.co. Mr. Cutler also serves on several nonprofit organizations’ board of directors, including Warby Parker Impact Foundation, Boston Children’s Hospital Trust, and Beth Israel Deaconess Medical Center. Mr. Cutler holds a Bachelor of Arts degree from Colby College and a Juris Doctor degree from Boston College Law School. We believe that Mr. Cutler’s extensive private and public company board experience and success as a venture capitalist make him well-qualified to serve on our Board of Directors.
JEFFREY RAIDER	Age 42
Mr. Raider has served as our Co-Founder and a member of our Board of Directors since May 2009. In addition to co-founding Warby Parker, Mr. Raider also co-founded Harry’s, Inc., a company aimed to create a family of disruptive omnichannel CPG brands, where he has served as co-chief executive officer and a member of the board of directors since September 2012. Mr. Raider has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Raider holds a Bachelor of Arts and a Master’s degree in International Studies from The Johns Hopkins University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Raider’s experience and success as a Co-Founder of Warby Parker and Harry’s, Inc. make him well-qualified to serve on our Board of Directors.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Positions with Warby Parker
Neil Blumenthal	42	2009	Co-Chair of the Board, Co-Founder and Co-Chief Executive Officer
Andrew Hunt	41	2009	Co-Founder and Director
Gabrielle Sulzberger	62	2021	Director
The principal occupations and business experience of each Class III Director are as follows:
NEIL BLUMENTHAL	Age 42
Neil Blumenthal has served as our Co-Founder and Co-Chief Executive Officer since 2010, as a member of our Board of Directors since May 2009, and as the Co-Chair of our Board of Directors since June 2021. Prior to co-founding Warby Parker in 2010, Mr. Blumenthal served as director of VisionSpring, a nonprofit social enterprise that trains low-income men and women to start their own business selling affordable eyewear to individuals living in developing countries. Mr. Blumenthal currently serves on the board of directors of Allbirds, Inc., and Sweetgreen, Inc., and the nonprofit organizations Warby Parker Impact Foundation, the Partnership Fund for New York City and RxArt. Mr. Blumenthal also serves on the board of advisors for the Mayor’s Fund to Advance New York City and Responsible Innovation Labs. In addition, Mr. Blumenthal sits on the leadership councils of Robin Hood and Tech:NYC. Mr. Blumenthal has also served as a General Partner of Good Friends, LLC, a venture capital firm, since September 2019. Mr. Blumenthal holds a Bachelor of Arts degree from Tufts University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Blumenthal’s perspective from serving as a Warby Parker Co-Founder and Co-Chief Executive Officer, as well as his experience and success in the eyewear industry, make him well-qualified to serve on our Board of Directors.
ANDREW HUNT	Age 41
Mr. Hunt has served as our Co-Founder and a member of our Board of Directors since May 2009. In addition to co-founding Warby Parker, Mr. Hunt also co-founded Elephant Partners, a venture capital firm, and has served as its general partner since May 2015. Mr. Hunt also serves as a member of the boards of directors for Tecovas, Inc., Triple Whale Inc., RealSelf, Inc. and DataDome S.A., amongst others. From 2011 to 2015, Mr. Hunt was a principal and partner at Highland Capital Partners. Mr. Hunt holds a Bachelor of Arts in Economics and History from Brown University and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania. We believe that Mr. Hunt’s contributions to Warby Parker as a Co-Founder, his success growing businesses as a venture capitalist, and his experience as a board member make him well-qualified to serve on our board of directors.
GABRIELLE SULZBERGER	Age 62
Ms. Sulzberger has served as a member of our Board of Directors since August 2021. Before joining us, Ms. Sulzberger served as a Co-Founder and General Partner of Fontis Partners from 2009 to 2019, which specializes in late venture and buyouts investments, and currently serves as a senior advisor to Centerbridge Partners and Two Sigma Impact, as well as the Chair of the ESG Practice at Teneo Consulting. Ms. Sulzberger also currently serves on the board of directors and audit committee of Mastercard Inc., Eli Lilly and Company and Cerevel Therapeutics, as well as on the boards of private companies Acorns and True Food Kitchen. Additionally, Ms. Sulzberger serves on the nonprofit boards of Ford Foundation, Metropolitan Museum of Art, and Sesame Street. Ms. Sulzberger holds a Bachelor of Arts degree from Princeton University, a Juris Doctor from Harvard Law School, and a Master of Business Administration degree from Harvard Business School. We believe that Ms. Sulzberger’s extensive private and public company board experience, as well as her investment and management expertise as a venture capitalist, makes her well-qualified to serve on our Board of Directors.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting via live webcast, to have an opportunity to make a statement if desired, and to be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee may reconsider its selection. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.
VOTE REQUIRED
This proposal requires the approval of the affirmative vote of the holders of a majority of the votes cast. Abstentions will have no effect on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Warby Parker Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Teresa Briggs (Chair)
Andrew Hunt
Ronald A. Williams

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	Fiscal 2022 ($)	Fiscal 2021 ($)
Audit Fees	2,025,000	975,000
Audit-Related Fees	100,000	—
Tax Fees	110,267	94,567
All Other Fees	—	—
Total Fees	2,235,267	1,069,567
AUDIT FEES
Audit fees consist of fees related to the audit of the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2022; the audit of our 2022 and 2021 annual consolidated financial statements contained in our Annual Reports on Form 10-K and the review of our unaudited interim financial statements included in our Quarterly Reports on Form 10-Q.
AUDIT-RELATED FEES
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which for 2022 included fees relating to the implementation of our new enterprise resources planning system.
TAX FEES
Tax fees consist of fees for tax compliance services.
ALL OTHER FEES
All other fees consist of fees for other permissible work performed by Ernst & Young LLP that do not fall within the categories set forth above.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy, or the Pre-Approval Policy, that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or specific pre-approval, or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy, or general pre-approval. Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the Committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

PROPOSAL 3: APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company requests that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote (the “Say-on-Pay Vote”) to approve the compensation of our named executive officers. It is expected that the first Say-on-Pay Vote will occur at the 2024 Annual Meeting of Stockholders. By voting on this proposal, stockholders may indicate whether they would prefer that the Company provide for the Say-on-Pay Vote at future annual meetings every one year, every two years or every three years. Stockholders may also abstain from the vote.
After consideration, our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an annual advisory vote on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in future proxy statements on a more timely and consistent basis than if the vote were held less frequently. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.
This “Say-on-Frequency” vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.
Stockholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.
VOTE REQUIRED
The frequency that receives the affirmative vote of the majority of the votes cast will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote for “ONE YEAR” for the non-binding frequency of future Say-on-Pay Votes, once the Company is required to hold a Say-on-Pay Vote.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Neil Blumenthal(1)	42	Co-Chair of the Board, Co-Founder and Co-Chief Executive Officer
Dave Gilboa(2)	42	Co-Chair of the Board, Co-Founder and Co-Chief Executive Officer
Steve Miller(3)	50	Senior Vice President, Chief Financial Officer and Treasurer

(1)
See biography on page 10 of this proxy statement.

(2)
See biography on page 8 of this proxy statement.

(3)
Steven (“Steve”) Miller has served as our Chief Financial Officer since 2011. Prior to joining Warby Parker, Mr. Miller served as Chief Financial Officer and Senior Vice President of Corporate Development for Majestic Research, a pioneering data-driven research firm where he led the successful sale of the company to ITG (now part of Virtu Financial). Previously, Mr. Miller served as a Vice President of Comerica Bank’s Technology and Life Sciences Division, where he opened the Bank’s New York office. Mr. Miller began his career at Monitor Company, a strategy consulting firm, and served as an Urban Fellow. Mr. Miller is on the board of Ubuntu Education Fund, a nonprofit health and education provider in South Africa. Mr. Miller holds a Bachelor of Arts degree in Political Science from Columbia University.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Warby Parker. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct in the “Governance” section of our Investor Relations website located at investors.warbyparker.com, or by writing to our Secretary at our offices at 233 Spring Street, 6th Floor East, New York, NY 10013.
Board Composition
Our Board of Directors is divided into three classes with staggered three-year terms. At each Annual Meeting of Stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
●
the Class I directors are Teresa Briggs, Joel Cutler, and Jeffrey Raider, and their terms will expire at the 2025 Annual Meeting of Stockholders;

●
the Class II directors are Dave Gilboa, Youngme Moon, and Ronald Williams, and their terms will expire at the Annual Meeting; and

●
the Class III directors are Neil Blumenthal, Andrew Hunt, and Gabrielle Sulzberger, and their terms will expire at our 2024 Annual Meeting of Stockholders.

Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to maintain the number of directors in each class as nearly equal as possible. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Director Independence
Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board of Directors has determined that Teresa Briggs, Joel Cutler, Andrew Hunt, Youngme Moon, Jeffrey Raider, Gabrielle Sulzberger, and Ronald Williams do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our shares held by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”
Director Candidates
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Ronald Williams was initially recommended to serve on our Board by our

Co-Chief Executive Officers, or Co-CEOs, and Youngme Moon was initially recommended to serve on our Board by one of our security holders.
Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider candidates with personal and professional integrity, strong ethics, values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee may consider, among others criteria: experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; relevant professional and academic experience relevant to the Company’s industry, operations and target markets; leadership skills; experience in finance, accounting and/or executive compensation practices; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. Our Corporate Governance Guidelines provide that the Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Warby Parker Inc., 233 Spring Street, 6th Floor East, New York, NY 10013. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Interested Parties
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 233 Spring Street, 6th Floor East, New York, NY 10013, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Joel Cutler, Youngme Moon, and Gabrielle Sulzberger. The chair of our Compensation Committee is Joel Cutler. None of the members of our Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Board Leadership Structure and Role in Risk Oversight
Our Corporate Governance Guidelines provide that the roles of Chair of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, Neil Blumenthal and Dave Gilboa serve as Co-CEOs and Co-Chairs of the Board. The Board has carefully considered its leadership structure and determined that combining the positions of Co-CEOs and Co-Chairs of the Board currently serves the best interests of the Company and its stockholders. Specifically, the Board believes that Messrs. Blumenthal and Gilboa are best situated to serve as Co-Chairs of the Board given their deep knowledge of our business and strategy as Co-Founders of Warby Parker, and their ability to draw on that experience in order to provide leadership to the Board. In addition, the Board benefits from the strong leadership of each of our independent Committee chairs.
Our Board of Directors will continue to consider whether the positions of Chair of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process. Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect a lead director. The lead director’s responsibilities would include, but are not limited to: presiding over all meetings of the Board at which either of the Co-Chairs of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Co-CEOs and Co-Chairs of the Board. We currently do not have a lead director.
Our Board of Directors and its committees are responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, including risks relating to the Company’s credit, liquidity, and operations, and oversees the implementation of risk mitigation strategies by management. The Board also meets periodically and as necessary with outside advisors regarding material risks facing the Company. The Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees the management of financial and cybersecurity risks and potential conflicts of interest. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans, equity incentive plans and other compensatory arrangements. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and the effectiveness of our Corporate Governance Guidelines and also oversees the Company’s efforts with respect to environmental, social and governance matters and associated risks, including relating to the Company’s annual Impact Report, the Warby Parker Impact Foundation, the Company’s Racial Equity Strategy and do-good mission. In addition to the committees of the Board, a management-led disclosure committee meets quarterly to identify any significant emerging risks and to align such risk identification and assessment with the Company’s existing disclosure controls and procedures. The disclosure committee then reports its findings and recommendations to the Audit Committee, which then reports to the Board.
Code of Conduct
We have adopted a Code of Conduct that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Conduct is available under the Governance section of our website at investors.warbyparker.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the New York Stock Exchange (“NYSE”) concerning any amendments to, or waivers from, any provision of the Code.
Hedging and Pledging Policies
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. In addition, our Insider Trading Compliance Policy prohibits officers, directors and employees from purchasing the Company’s securities on margin or pledging the Company’s securities as collateral to secure loans, except that, subject to pre-approval of the Audit Committee, directors and officers of the Company subject to Section 16 of the Exchange Act are permitted to pledge the Company’s securities as collateral to secure loans.

Attendance by Members of the Board of Directors at Meetings
There were five (5) meetings of the Board of Directors during 2022. In 2022, each Director attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees on which the Director served, except for Joel Cutler, who attended fewer than 75% of the total number of meetings due to medical reasons.
Under our Corporate Governance Guidelines, which are available on our website at investors.warbyparker.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Co-Chairs of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. Eight of our nine directors attended the 2022 Annual Meeting of Stockholders.
Executive Sessions
The non-management members of the Board meet in regularly scheduled executive sessions, with one of the Committee chairs presiding.
Committees of the Board
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the Committees of our Board of Directors are described below. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time. The members of each of the Board committees are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Neil Blumenthal
Dave Gilboa
Teresa Briggs*	Chair
Joel Cutler*		Chair
Andrew Hunt*	X
Youngme Moon*		X
Jeffrey Raider*			X
Gabrielle Sulzberger*		X	Chair
Ronald Williams*	X

*
Independent director

Audit Committee
Our Audit Committee consists of Teresa Briggs, Andrew Hunt, and Ronald Williams. Our Board of Directors has determined that each member of our Audit Committee satisfies the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Teresa Briggs. Our Board of Directors has determined that each of Teresa Briggs and Ronald Williams is an “audit committee financial expert” within the meaning of SEC regulations and that each member of our Audit Committee is financially literate in accordance with applicable requirements. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment. In addition, our Board of Directors has affirmatively determined that Ms. Briggs’ simultaneous service on the Audit Committees of more than three public companies does not impair her ability to effectively serve on our Audit Committee.

The primary purpose of our Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control, and financial statement audits and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
●
appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●
discussing with our independent registered public accounting firm their independence from management;

●
reviewing with our independent registered public accounting firm the scope and results of their audit;

●
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

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overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

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overseeing our processes, procedures and validation surrounding the Company’s disclosures;

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overseeing our risk assessment and risk management programs, including cybersecurity;

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overseeing the Company’s internal audit program;

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reviewing and approving related person transactions; and

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establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com.
The Audit Committee met seven (7) times during the fiscal year ended December 31, 2022.
Compensation Committee
Our Compensation Committee consists of Joel Cutler, Youngme Moon, and Gabrielle Sulzberger. The Chair of our Compensation Committee is Joel Cutler. Our Board of Directors has determined that each member of our compensation Committee is independent under the listing standards of the NYSE and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
●
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board of Directors, in connection with a majority of the independent members of the Board of Directors) the compensation of our Co-CEOs;

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reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;

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reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;

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reviewing and making recommendations to our Board of Directors regarding the compensation of our directors;

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overseeing the Company’s succession plan for our executive officers, including our Co-CEOs; and

●
appointing and overseeing any compensation consultants.

Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged the compensation consulting firm Semler Brossy Consulting Group LLC (“Semler Brossy”) to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Semler Brossy comparing our compensation to that of a group of peer companies within our industry and met with Semler Brossy to discuss our executive and non-employee director compensation and to receive input and advice. Semler Brossy reports directly to the Compensation Committee. The Compensation Committee has considered the advisor independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest. In addition, the Compensation Committee generally considers the recommendations of the Co-CEOs and the Senior Vice President, People when making decisions regarding the compensation of nonemployee directors and executive officers (other than the Co-CEOs).
Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com.
The Compensation Committee met six (6) times during the fiscal year ended December 31, 2022.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Gabrielle Sulzberger and Jeffrey Raider. The chair of our Nominating and Corporate Governance Committee is Gabrielle Sulzberger. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent under the listing standards of the NYSE.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
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identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors, including recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders;

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periodically reviewing our Board of Directors’ leadership structure and recommending any proposed changes to our Board of Directors;

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overseeing an annual evaluation of the effectiveness of our Board of Directors and its committees;

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overseeing the Company’s efforts with regard to our environmental, social, and governance matters and associated risks, including relating to the Company’s annual Impact Report, the Warby Parker Impact Foundation, the Company’s Racial Equity Strategy and do-good mission;

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receiving reports from management regarding the Company’s progress in promoting its stated public benefits and taking any such actions, or recommending to the Board such other actions, as the Committee deems relevant in support of the Company’s status as a public benefit corporation; and

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developing and recommending to our Board of Directors a set of corporate governance guidelines.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available in the “Governance” section of our Investor Relations website located at investors.warbyparker.com.
The Nominating and Corporate Governance Committee met four (4) times during the fiscal year ended December 31, 2022.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) discusses the principles underlying our compensation policies for our executive officers for 2022, each of whom is a named executive officer (an “NEO”) and who, during 2022, served as follows:
Neil Blumenthal	Co-Chief Executive Officer and Director;
Dave Gilboa	Co-Chief Executive Officer and Director; and
Steve Miller	Senior Vice President, Chief Financial Officer and Treasurer.
Executive Summary
Our Company was founded with a mission to inspire and impact the world with vision, purpose, and style. We aim to demonstrate that a business can scale and do good in the world — without charging a premium for it.
Our executive compensation program is designed to drive performance by aligning compensation with business performance and the long-term success of our company, in part, by compensating executives and key employees based on the attainment of operating goals that positively impact our stakeholders, including our stockholders, while avoiding the promotion of excessive risk-taking. At this phase in the growth of our business, a majority of the total direct compensation of our NEOs is directly tied, through the use of equity awards, to the growth in the value of our Common Stock.
2022 Financial & Operating Highlights
In 2022, Warby Parker’s first full year as a public company, the Company faced a set of unique headwinds driven by the Omicron variant of COVID-19, economic uncertainty and a depressed consumer environment. In response to these challenges, the Company took a number of decisive actions that enabled the Company to grow sustainably, take market share, deliver remarkable customer experiences and create impact. Highlights of 2022 included:
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Net revenue increased 10.6% year-over-year to $598.1 million, outpacing industry growth.

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Average revenue per customer increased 6.9% year-over-year to $263.

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GAAP net loss decreased $33.9 million year-over-year to $110.4 million.

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Adjusted EBITDA1 increased $2.3 million year-over-year to $27.2 million, and adjusted EBITDA margin1 was consistent year-over-year at 4.5%.

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Opened 40 new stores during the year, ending 2022 with 200 stores.

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Distributed our 13 millionth pairs of glasses through the Company’s Buy a Pair, Give a Pair Program.

2022 Compensation Highlights
The Compensation Committee made the following compensation-related decisions for our NEOs for 2022, consisting of base salary adjustments and the payment of performance-based cash awards pursuant to our Annual Bonus Program.
Prior to the direct listing of our Class A common stock, we granted multi-year founders’ grants to Messrs. Blumenthal and Gilboa, consisting of performance stock units, or PSUs, and time-based restricted stock units, or RSUs. As a result, we did not grant annual equity awards to Messrs. Blumenthal and Gilboa in 2022. We also issued a grant of RSUs to Mr. Miller prior to our direct listing, which was intended to cover Mr. Miller’s annual grant until the first quarter of 2023. As a result, we did not grant an annual equity award to Mr. Miller in 2022.

1
See Appendix A for definitions and a reconciliation of adjusted EBITDA and adjusted EBITDA margin to the most directly comparable financial measure calculated and presented in accordance with GAAP.

Named Executive Officer	2022 Base Salary	Base Salary Adjustments from 2021	2022 Target Bonus	2022 Actual Bonus(1)	2022 Bonus as % of Target	2022 Equity Awards
Neil Blumenthal	$500,000	11.1%	$375,000	$187,500	50%	—
Dave Gilboa	$500,000	11.1%	$375,000	$187,500	50%	—
Steve Miller	$450,000	4.7%	$270,000	$135,000	50%	—

(1)
In February 2023, the Compensation Committee approved performance-based cash awards under the 2022 Annual Bonus Program in an amount of 50% of each NEO’s target annual cash bonus opportunity based on the level of achievement of pre-established corporate metrics. For additional information, see “Elements of the Company’s Executive Compensation Program — Annual Bonus Program” below.

Our Compensation Philosophy
We believe that our compensation mix motivates and rewards each of our executives and key employees for their individual contributions to our company, both present and future, and enables us to attract and retain high-caliber leaders. Although base salary and an annual performance-based cash bonus opportunity incentivize the achievement of shorter-term goals, our long-term equity awards represent a longer-term compensation structure that promotes retention and continuous commitment to the operating results of our company.
The following principles guide our Compensation Committee and Board of Directors in their decisions regarding our executive compensation program:
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Base salaries should be consistent with those in similar positions at similar companies, including our peer group.

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Annual bonuses should be directly connected to Company performance and achievement of individual objectives, except that in the case of our NEOs, annual bonuses are tied exclusively to Company performance.

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Equity compensation should be used to align the interests of our executives with those of our stockholders.

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Benefits provided to our executives should be generally the same as those provided to our other employees.

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Total direct compensation should attract, motivate, and retain talented executives in a competitive environment.

We have adopted the following policies and practices to ensure proper governance of our executive compensation programs and strengthen the alignment of our executive compensation programs and stockholder interests:
What We Do	What We Don’t Do

Retain 100% independent directors on our Compensation Committee.

The Compensation Committee engages an independent compensation advisor, who provides no other services to the Company.

A significant portion of compensation for the NEOs is at-risk and based on our stock price performance.

Annual review of NEO compensation and peer group data.

Regularly assess the risk-reward balance of our compensation programs to mitigate undue risks.

No pension plans or supplemental retirement plans. No hedging of our stock by directors or employees No excessive perquisites. No tax gross-ups.

Our Compensation-Setting Process
Determination of Executive Compensation
Role of the Board of Directors and Compensation Committee: Our Compensation Committee oversees our executive compensation program, including executive salaries, payouts under our Annual Bonus Program, and the size and structure of equity awards. Our Compensation Committee also administers our various equity plans and benefit programs and approves or may make recommendations regarding the compensation of our NEOs to our Board of Directors. Our Compensation Committee reviews the performance of each NEO from time to time to determine whether to make any changes to their compensation and approves such changes or may present its recommendations to our Board of Directors for review and final approval. The Compensation Committee is also responsible for overseeing the management of risks relating to the Company’s executive compensation plans, equity incentive plans and other compensatory arrangements.
Role of Management: In setting compensation, our Co-CEOs work closely with our Compensation Committee in managing our executive compensation program and attend Compensation Committee meetings if so requested. Our Co-CEOs may make recommendations to our Compensation Committee regarding the salary, annual cash bonus opportunity, and equity awards for our executives and key employees, other than themselves, because of their day-to-day involvement with our executive and senior leadership team. Our Compensation Committee makes the ultimate determination as to the compensation of our executives and key employees, and no executive or employee participates directly in the final deliberations or determinations regarding his or her own compensation package.
Role of our Compensation Advisor: Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2022, the Compensation Committee engaged Semler Brossy to provide guidance and market-based data to our Board of Directors and our Compensation Committee and to advise regarding the amount and types of compensation that we provide to our executives, key employees and non-employee directors, how our compensation practices compare to those of other companies, including with respect to a peer group of companies developed in consultation with Semler Brossy, and other compensation-related matters. Semler Brossy reports directly to our Compensation Committee and does not provide any services to us other than the services provided to or at the request of our Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Semler Brossy and has determined that Semler Brossy’s work does not raise a conflict of interest.
Use of Comparative Market Data
The Compensation Committee assesses the competitiveness of each element of the executive officers’ total direct compensation against the compensation peer group. This is only one factor that the Compensation Committee considers when it sets pay levels for our executive officers. In developing this compensation peer group, the Compensation Committee, in collaboration with Semler Brossy, considered a number of factors, including:
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Industry: Companies with a focus on retail, e-commerce, telehealth, optical, social network platforms and consumer products.

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Revenues: Approximately 0.5x to 5x our revenues over the trailing four quarters.

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Market Capitalization: Approximately 0.5x to 5x our market capitalization.

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Business Model: Preference for companies with a recent initial public offering or direct listing; sustained, double-digit revenue growth and premium valuation; and B-Corporation status (or similar orientation).

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Talent: Preference for companies with which we compete for talent.

Based on these factors, the Compensation Committee selected the following peer group in June 2021, in advance of the Company’s direct listing. The following peer group was used for purposes of 2021 and 2022 compensation decisions:

● American Well Corporation ● FIGS, Inc. ● Hims & Hers Health, Inc. ● Angi Inc. ● The RealReal, Inc. ● The Honest Company, Inc. ● Canada Goose Inc. ● Vroom, Inc.	● CarGurus Inc. ● Five Below Inc. ● YETI Holdings, Inc. ● Bumble Inc. ● Poshmark, Inc. ● GoodRx Holdings, Inc. ● National Vision Holdings Inc.	● Evolent Health Inc. ● SmileDirectClub Inc. ● ThredUp Inc. ● Stitch Fix Inc. ● Progyny Inc. ● Revolve Group Inc.
While our Compensation Committee does not establish compensation levels based solely on a review of competitive market data, it believes that such data is a useful tool in its deliberations as it recognizes that our compensation policies and practices must be competitive in the marketplace for us to be able to attract, motivate, and retain qualified executives and key employees. Furthermore, when considering peer group data, the Compensation Committee reviews the pay of our Co-CEOs relative to the average compensation of (i) the chief executive officer and (ii) the second most highly compensated named executive officer at a given peer company, in order to take into account our Co-CEO model. Our Compensation Committee also considers a number of other factors, including company performance relative to our stakeholder priorities, each executive’s and key employee’s current and future impact on our strategy and mission, relative nature, and scope of responsibility, individual performance, and demonstrated leadership and internal pay equity considerations.
Elements of the Company’s Executive Compensation Program
For the year ended December 31, 2022, the compensation for our NEOs consisted of a base salary and cash bonuses under our Annual Bonus Program. As described above, no equity awards were granted to our NEOs during 2022. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success.
Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.
Base Salary
Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Our Board of Directors and Compensation Committee may adjust base salaries from time to time at their discretion.
For 2022, the Compensation Committee conducted an annual review of base salaries for our NEOs, which had not been adjusted in connection with the Company’s direct listing. Based on that review, the annual base salaries for our NEOs in 2022 were set at:
Executive	FY22 Salary
Neil Blumenthal	$500,000
Dave Gilboa	$500,000
Steve Miller	$450,000
Annual Bonus Program
We maintain an annual performance-based cash bonus program in which each of our NEOs participated in fiscal year 2022. Each NEO’s target bonus is expressed as a percentage of base salary which can be achieved by meeting certain performance objectives at target level. The 2022 annual bonuses for Messrs. Blumenthal, Gilboa, and Miller were targeted at 75%, 75%, and 60% of the executive’s base salary, respectively. The Compensation Committee established these target bonus amounts following its review of similarly situated executives at our peer group companies and its assessment of our executives’ experience and expected contributions. For fiscal year 2022, our NEOs were eligible to earn annual cash bonuses based on the achievement of the following financial objectives:
Metrics	Weighting	Threshold	Target	Maximum	Actual Result
Net Revenue	70%	$571,100,000	$713,900,000	$821,000,000	$598,100,000
Adjusted EBITDA Margin(1)	30%	5.0%	7.0%	9.0%	4.5%

(1)
See Appendix A for definitions and a reconciliation of adjusted EBITDA margin to the most directly comparable financial measure calculated and presented in accordance with GAAP.

In order to motivate performance, the Compensation Committee set threshold performance levels for each metric. Achievement of threshold performance corresponded with a 50% payout, with any performance below the threshold level resulting in no payout. Payouts increased from the threshold through various points to 100% of the target opportunity for achieving target performance, and through additional points to a maximum of 200% of the target opportunity (subject further to the ESG modifier discussed below).
In addition, our Compensation Committee evaluates the Company’s performance against environmental, social and governance (“ESG”) metrics, which in 2022 included customer experience, determined based on a net promoter score; team, determined based on employee engagement index; and social impact, determined based on glasses distributed through the Company’s Buy a Pair, Give a Pair program, which, collectively, can move the aggregate calculated bonus achievement up or down by up to 20%. In establishing specific and objective targets around these broader ESG goals, our Compensation Committee set targets that it determined were difficult to achieve and would not be achieved based on average or below average performance.
In February 2023, our Compensation Committee reviewed and approved overall achievement of our 2022 financial corporate goals at 41.7% of target based on net revenue achievement of $598.1 million and adjusted EBITDA margin achievement of 4.5%, weighted as described above. The aggregate calculation was then increased by 20% based on the achievement of ESG goals, as determined by the Compensation Committee following its review of our performance under our customer experience, team and social impact goals. As a result, the Compensation Committee approved a total corporate bonus payout at 50.0% of target.
Based on our Compensation Committee’s determination, each of our NEOs was paid the following bonus:
Named Executive Officer	2022 Target Bonus as % of Salary	2022 Target Bonus	2022 Actual Bonus	2022 Bonus as % of Target
Neil Blumenthal	75%	$375,000	$187,500	50%
Dave Gilboa	75%	$375,000	$187,500	50%
Steve Miller	60%	$270,000	$135,000	50%
For 2023, our Compensation Committee has approved a similar annual performance-based cash bonus program, based on the achievement of net revenue and adjusted EBITDA margin targets as well as certain ESG metrics.
Equity Compensation
Historically, we have granted stock options and RSUs to our employees, including our NEOs, in order to attract and retain them, as well as to align their interests with the interests of our stockholders. In order to provide a long-term incentive, our stock options and RSUs generally vest over four years subject to continued service to the company.
Prior to the direct listing of our common stock, we granted multi-year founders’ grants to Messrs. Blumenthal and Gilboa, consisting of performance stock units and time-based RSUs. As a result, we did not grant annual equity awards to Messrs. Blumenthal and Gilboa in 2022. We also granted an award of RSUs to Mr. Miller prior to our direct listing, which was intended to cover Mr. Miller’s annual grant until the first quarter of 2023. As a result, we did not grant an annual equity award to Mr. Miller in 2022.
Multi-Year Founders’ Grants
In connection with our direct listing, our Compensation Committee and our Board of Directors worked closely with its compensation consultant, Semler Brossy, to design a one-time equity incentive for Messrs. Blumenthal and Gilboa that encourages their retention for a multi-year period and significantly aligns their compensation with the long-term interests of our stockholders by requiring, among other things, the achievement of sustained stock price targets.
In designing the equity incentive for Messrs. Blumenthal and Gilboa, our Compensation Committee and Board of Directors considered Messrs. Blumenthal’s and Gilboa’s significant stockholdings, strong history of leadership since the founding of our Company, and their vision for the future of our Company. For each of Messrs. Blumenthal and Gilboa, the equity incentive is comprised of 2,198,844 PSUs and 942,362 time-based RSUs, that were granted under the Warby Parker Inc. 2019 Founder Stock Plan. Each RSU and each PSU represents the right to receive one share of our Class B common stock after vesting. The PSUs will only vest, if at all, in the event the price of our Class A common stock reaches stock price hurdles that are significantly in excess of the fair market value of our Class A common stock as of the date of grant over a period of ten years. Commencing on July 1, 2021, the RSUs will vest in equal monthly installments over a period of five years, which is subject to Messrs. Blumenthal’s and Gilboa’s continued employment with us through the applicable vesting date. The size of the award was determined after consideration of similar equity awards to founders of privately held and publicly traded companies that are serving in executive positions and was intended to replace annual grants that would otherwise be made to Messrs. Blumenthal and Gilboa over the next several years after the direct listing (although the Compensation Committee retains the right to reassess future awards in its discretion).
Each award of the PSUs is divided into eight substantially equal tranches, with each tranche vesting on the date the 90-day trailing volume weighted average trading price of our Class A common stock exceeds the stock price hurdle, as set forth for each award in the table below.
Tranche	Number of PSUs Under Each Award	Stock Price Hurdle
1	274,856	$47.75
2	274,855	$55.71
3	274,856	$63.67
4	274,855	$71.63
5	274,856	$79.59
6	274,855	$87.55
7	274,856	$95.50
8	274,855	$103.46
Shares underlying vested RSUs and PSUs will be issued to Messrs. Blumenthal and Gilboa on a specified quarterly date following the second anniversary of the vesting date, except for an amount necessary to cover any taxes due in connection with the vesting, which will be withheld or sold to cover, or issued to offset, such taxes, at the Company’s discretion. Any RSUs or PSUs subject to the award that have not vested by the 10th anniversary of the grant date will be forfeited.
The number of RSUs and PSUs and each stock price hurdle for the PSUs will be equitably adjusted to reflect any stock splits, stock dividends or other restructurings impacting our common stock.
In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment affected by us without “cause,” by him for “good reason” or due to his death or disability, (i) all unvested RSUs will accelerate and vest in full and (ii) all unvested PSUs will remain outstanding and eligible to vest until the earlier of 18 months following the date of termination and the end of the 10-year term of the PSUs. In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment affected by us for cause or due to his voluntary resignation, all unvested RSUs and PSUs will be forfeited, and in the case of a termination for cause, any vested RSUs or PSUs may be clawed back to the extent determined appropriate by our Board of Directors.
In addition, in the event of a change in control, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with such change in control, and any tranches for which the stock price hurdle has been met as well as 25% of the then-remaining PSUs will vest and be settled. In the event of Messrs. Blumenthal’s or Gilboa’s termination of employment without cause or resignation for good reason within 18 months following the change in control, all unvested RSUs will accelerate and vest in full.

Other Elements of Compensation
Welfare Benefits and Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other part-time and full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to 4% of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making fully vested matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our welfare plans, including medical, dental, and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and accidental death and dismemberment insurance. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
We do not maintain any defined benefit pension plans or deferred compensation plans for our NEOs.
Perquisites and Other Employee Benefits
We currently do not provide any of our NEOs perquisites beyond those provided to our employees generally. Our Compensation Committee may from time to time approve perquisites for our NEOs when our Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize them. We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.
Employment Agreements
Messrs. Blumenthal and Gilboa have not entered into employment agreements or offer letters with us. In 2011, we entered into an offer letter with Mr. Miller. The offer letter sets forth the title, base salary, target bonus opportunity, and initial equity award for Mr. Miller and summarizes the other terms and conditions applicable to Mr. Miller’s employment with the Company.
Under Mr. Miller’s offer letter, in the event we terminate Mr. Miller’s employment other than for cause or Mr. Miller resigns for good reason, each as defined below, then subject to Mr. Miller returning all Company property in his possession and providing a general release in our favor, he is entitled to continued payment of his base salary for a period of six months and a lump sum payment in an amount equal to six months’ of the Company’s contribution under our health insurance plans in which Mr. Miller participates on the date of termination.
For the purposes of Mr. Miller’s offer letter, “cause” means (a) his unauthorized use or disclosure of our confidential information or trade secrets, which use or disclosure causes material harm to us, (b) his material breach of any agreement between Mr. Miller and us that continues for a period of 30 days after receiving written notification of such breach from our Board of Directors, (c) his material failure to comply with our written policies or rules that continues for a period of 30 days after receiving written notification of such failure from our Board of Directors, (d) his conviction of, or Mr. Miller’s plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state, (e) his gross negligence or willful misconduct that continues for a period of 30 days after receiving written notification of such negligence or misconduct from our Board of Directors, (f) his failure to perform assigned duties that continues for a period of 30 days after receiving written notification of the failure from our Board of Directors, or (g) his failure to cooperate in good faith with a governmental or internal investigation of the company or its directors, officers or employees, if we have requested Mr. Miller’s cooperation.
For the purposes of Mr. Miller’s offer letter, he will have “good reason” to resign if he resigns within twelve months after (a) a reduction in his base salary by more than 10% (other than an across-the-board reduction applicable to all of our senior management team that does not disproportionately affect Mr. Miller), (b) a material diminution of his authority, duties or responsibilities, or (c) a relocation of his principal workplace to a location that is outside of the New York City metropolitan area. Notwithstanding the foregoing, Mr. Miller will not have good reason to resign unless he provides written notice to us within 90 days after the initial occurrence of the condition giving rise to good reason and we fail to cure the condition within 30 days after receiving Mr. Miller’s written notice.
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code limits the amount we may deduct from our federal income taxes for compensation paid to our NEOs and certain other current and former executive officers that are “covered employees” within the meaning of Section 162(m) of the Code to $1 million per individual per year. In approving the amount and form of compensation for our NEOs in the future, we generally consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. We may, in our judgment, authorize compensation payments that will or may not be deductible when we believe that such payments are appropriate to attract, retain or motivate executive talent.
Taxation of Parachute Payments and Deferred Compensation
We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. If any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to an NEO would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, he or she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis, as well as the accompanying compensation tables and related narratives. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
The preceding report has been furnished by the following members of the Compensation Committee:
Joel Cutler (Chair)
Youngme Moon
Gabrielle Sulzberger

EXECUTIVE COMPENSATION TABLES
2022 Summary Compensation Table
The following table contains information about the compensation earned by each of our NEOs for the fiscal years 2022, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Neil Blumenthal Co-CEO and Director	2022	500,000	—	—	—	187,500	12,200	699,700
	2021	450,000	—	99,192,563	3,482,921	337,500	136,400	103,599,384
	2020	425,000	—	—	—	299,625	11,400	736,025
Dave Gilboa Co-CEO and Director	2022	500,000	—	—	—	187,500	12,200	699,700
	2021	450,000	—	99,192,563	3,482,921	337,500	136,400	103,599,384
	2020	425,000	—	—	—	299,625	11,400	736,025
Steven Miller CFO	2022	450,000	—	—	—	135,000	12,200	597,200
	2021	430,000	64,500	3,494,014	1,670,184	215,000	11,400	5,885,098
	2020	400,000	—	—	—	195,000	11,400	606,400

(1)
Amounts reflect the full grant-date fair value of stock options (including stock purchase rights) and RSUs computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. See Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions used in calculating these values.

(2)
Amounts reflect the amounts paid pursuant to our Annual Bonus Plan with respect to fiscal year 2022. Please see the section titled “Annual Bonus Program” above for further information.

(3)
For each of Messrs. Blumenthal, Gilboa and Miller, reflects $12,200 in matching contributions made under the Company’s 401(k) plan.

Grants of Plan-Based Awards in Fiscal 2022
The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2022 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2022.
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold ($)	Target ($)	Maximum ($)
Neil Blumenthal	56,250	375,000	900,000
Dave Gilboa	56,250	375,000	900,000
Steve Miller	40,500	270,000	648,000

(1)
Amounts reflect the threshold, target and maximum payouts under our 2022 Annual Bonus Program. Additional information regarding our 2022 Annual Bonus Program is set forth in “Compensation Discussion and Analysis — Elements of the Company’s Executive Compensation Program — Annual Bonus Program.”

Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2022.
			Option Awards					Stock Awards
Name(1)	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)
Neil Blumenthal	2/22/2017	2/22/2017	710,759			3.83	2/21/2027
	5/2/2019(3)	1/1/2019				12.63		6,118	5,261
	5/2/2019(4)	1/1/2019						1,203	16,228
	11/20/2019(3)	1/1/2020				14.19		83,572	—
	11/20/2019(4)	1/1/2020						19,695	265,686
	1/28/2021(3)	1/1/2021				18.35		143,272	—
	1/28/2021(4)	1/1/2021						36,096	486,935
	6/15/2021(5)	7/1/2021								2,198,844	29,662,406
	6/15/2021(6)	7/1/2021						674,965	9,105,278
Dave Gilboa	2/22/2017	2/22/2017	710,759			3.83	2/21/2027
	5/2/2019(3)	1/1/2019				12.63		6,118	5,261
	5/2/2019(4)	1/1/2019						1,203	16,228
	11/20/2019(3)	1/1/2020				14.19		83,572	—
	11/20/2019(4)	1/1/2020						19,695	265,686
	1/28/2021(3)	1/1/2021				18.35		143,272	—
	1/28/2021(4)	1/1/2021						36,096	486,935
	6/15/2021(5)	7/1/2021								2,198,844	29,662,406
	6/15/2021(6)	7/1/2021						674,965	9,105,278
Steve Miller	10/16/2018	1/1/2018	10,601			13.08	10/15/2028
	3/29/2019	1/1/2019	47,079			12.35	3/28/2029
	3/29/2019	12/1/2022	662			12.35	3/28/2029
	3/29/2019(7)	1/1/2022	7,435		3,941	12.35	3/28/2029
	3/29/2019(4)	1/1/2019						845	11,399
	11/20/2019(8)	1/1/2020	104,865		38,951	13.35	11/19/2029
	11/20/2019(4)	1/1/2020						10,942	147,608
	1/28/2021(8)	1/1/2021	26,873		61,079	17.90	1/27/2031
	1/28/2021(4)	1/1/2021						16,509	222,706
	6/15/2021(4)	7/1/2021						52,657	710,343

(1)
Option awards and stock awards held by Messrs. Blumenthal and Gilboa cover shares of our Class B common stock and option awards and stock awards held by Mr. Miller cover shares of our Class A common stock.

(2)
Amounts are calculated by multiplying the number of units or shares shown in the table by $13.49 per unit or share, the closing trading price per share of our Class A common stock on December 30, 2022, the last trading day of 2022. For shares acquired upon exercise of stock options prior to vesting, the applicable repurchase price is subtracted.

(3)
Represents restricted stock acquired on the exercise of options that are subject to a right of repurchase that lapses based on the option’s vesting schedule in 48 substantially equal monthly installments from the vesting commencement date, subject to the NEO continuing to provide service to the Company through each vest date.

(4)
Represents RSUs that vest in 48 substantially equal monthly installments from the vesting commencement date, subject to the NEO continuing to provide service to the Company through each vest date.

(5)
Represents PSUs held by Messrs. Blumenthal and Gilboa related to the multi-year founders’ grants on June 15, 2021. Each hold 2,198,844 PSUs that vest upon the achievement of stock price goals as detailed in the multi-year founders’ grants section above.

(6)
Represents RSUs held by Messrs. Blumenthal and Gilboa related to the multi-year founders’ grants on June 15, 2021. The RSUs vest in 60 substantially equal monthly installments from the vesting commencement date and the settlement of such awards will occur two years following each tranche’s vest date.

(7)
Option vested in full on January 1, 2023.

(8)
Represents options that vest in 48 substantially equal monthly installments from the vesting commencement date, subject to the named executive officer continuing to provide service to the Company through each vest date.

Option Exercises and Stock Vested in Fiscal 2022
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Neil Blumenthal	—	—	238,680(3)	5,356,318
Dave Gilboa	11,490	299,085	238,680(3)	5,356,318
Steve Miller	—	—	49,209(4)	1,121,357

(1)
Represents the difference between the closing trading price per share of our Class A common stock on the date of exercise and the exercise price of the options.

(2)
Reflects the product of the number of shares of common stock vested multiplied by the closing price of our Class A common stock on the vesting date.

(3)
For each of Messrs. Blumenthal and Gilboa, includes (i) 4,162 RSUs pursuant to grants made prior to the direct listing, which were earned and vested in 2022 but were not released until March 2023 in accordance with the Company’s ordinary release schedule; and (ii) 188,745 RSUs comprising a portion of the multi-year founders’ grants, which were earned and vested in 2022 but will not be released for two years following the applicable vesting date (outside of 9,933 shares sold to cover taxes for each of Messrs. Blumenthal and Gilboa).

(4)
For Mr. Miller, includes 4,046 RSUs pursuant to grants made prior to the direct listing, which were earned and vested in 2022 but not released until March 2023 in accordance with the Company’s ordinary release schedule.

Non-Qualified Deferred Compensation Table
The following table provides information concerning (i) certain RSUs that were earned and vested in 2022 but were not released until March 2023, in accordance with the Company’s ordinary release schedule; and (ii) the portion of the Co-CEOs’ multi-year founders’ grants that were earned and vested in 2022 but are subject to deferral until two years following the applicable vesting date under the applicable RSU award agreement. The RSUs that were granted in 2021 were previously reported as compensation for 2021 based on their fair value as of the grant date in the Summary Compensation Table and have also been reported in the Option Exercises and Stock Vested Tables in 2022 based on their fair value as of the vesting date. We do not maintain any other deferred compensation arrangements.
Name	Executive Contributions in Last FY	Registrant Contributions in Last FY($)(1)	Aggregate Earnings in Last FY($)(2)	Aggregate Withdrawals / Distributions($)	Aggregate Balance at Last FYE($)(3)
Neil Blumenthal	—	4,085,302	(4,080,863)	—	3,473,392
Dave Gilboa	—	4,085,302	(4,080,863)	—	3,473,392
Steve Miller	—	69,429	(14,849)	—	54,581

(1)
Amount is also captured in the “Value Realized on Vesting” reflected in the 2022 Option Exercises and Stock Vested table above. For each of Mr. Blumenthal and Mr. Gilboa, this represents the value of the Class B common stock underlying the 188,745 RSUs that vested on the first day of each month during 2022 pursuant to the multi-year founders’ grants, less the shares used to satisfy employment and other withholding tax obligations upon the vesting of the RSUs, multiplied by the closing per share price of our Class A common stock on each vesting date. Of the 188,745 shares of Class B common stock that vested, 9,933 shares were used to satisfy employment tax obligations due in connection with the vesting of the RSUs, resulting in 178,812 shares actually deferred for each NEO. For Mr. Miller, this represents the value of 4,046 shares of Class A common stock underlying RSUs that vested on December 1, 2022, and were later released on March 10, 2023.

(2)
Represents the change in value of shares of our Class A or Class B common stock subject to the vested RSUs based on the change in the closing per share price from the later of (1) the vesting date, or (2) December 31, 2021, to December 31, 2022.

(3)
Represents the aggregate value of the vested RSUs based on $13.49, the closing per share price of our Class A common stock on December 30, 2022.

Potential Payments Upon Termination or Change in Control
Our NEOs are eligible for certain payments and benefits in the event of a change in control or their termination of employment under specified circumstances. These payments and benefits are described in further detail below. The following table and the narrative that follows provide information concerning the estimated payments and benefits that could be provided in the termination circumstances described below, assuming that the relevant termination or change in control took place on December 31, 2022.
As described above under “Equity Compensation — Multi-Year Founders’ Grants”, the RSUs and PSUs granted on June 15, 2021 to Messrs. Blumenthal and Gilboa provide that in the event of Messrs. Blumenthal’s or Gilboa’s termination of employment affected by us without “cause,” by him for “good reason” or due to his death or disability, (i) all unvested RSUs will accelerate and vest in full and (ii) all unvested PSUs will remain outstanding and eligible to vest until the earlier of 18 months following the date of termination and the end of the 10-year term of the PSUs. In addition, in the event of a change in control, achievement of stock price hurdles for purposes of the PSUs will be measured based on the price per share to be received by stockholders in connection with such change in control, and any tranches for which the stock price hurdle has been met as well as 25% of the then-remaining PSUs will vest and be settled. In the event of Messrs. Blumenthal's or Gilboa’s termination of employment without cause or resignation for good reason within 18 months following the change in control, all unvested RSUs will accelerate and vest in full. Messrs. Blumenthal and Gilboa are not entitled to any other severance or accelerated vesting. The following table quantifies the value of the accelerated vesting upon these terminations of employment and upon a change in control, in each case, assuming the triggering event occurred on December 31, 2022 using the $13.49 closing trading price of our Class A common stock on December 30, 2022, the last trading day in 2022. The values are identical for each of Messrs. Blumenthal and Gilboa.
Termination Without Cause or for Good Reason / Cause (no Change in Control) or Due to Death or Disability ($)	Change in Control (no Termination) ($)	Termination Without Cause or for Good Reason / Cause in Connection with a Change in Control ($)
9,105,278	7,415,601	16,520,879
As described above under “Employment Agreements”, we have entered into an offer letter with Mr. Miller that provides certain severance benefits. In the event we terminate Mr. Miller’s employment other than for cause or Mr. Miller resigns for good reason, then subject to Mr. Miller returning all Company property in his possession and providing a general release in our favor, he is entitled to continued payment of his base salary for a period of six months and a lump sum payment in an amount equal to six months of the Company’s contribution under our health insurance plans in which Mr. Miller participates on the date of termination. The following table quantifies these severance benefits, assuming that a termination without cause or resignation for good reason took place on December 31, 2022.
Base Salary Continuation ($)	Company Health Plan Contribution ($)	Total ($)
225,000	2,818	227,818

PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our co-principal executive officers (“Co-PEOs”) and Non-PEO NEO and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Year	Summary Compensation Table Total for Neil Blumenthal(1) ($)	Compensation Actually Paid to Neil Blumenthal(1)(2)(3) ($)	Summary Compensation Table Total for Dave Gilboa(1) ($)	Compensation Actually Paid to Dave Gilboa(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEO(1) ($)	Average Compensation Actually Paid to Non-PEO NEO(1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based On(4):		Net Income (in $000s)	Adjusted EBITDA Margin(5)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2022	699,700	(98,065,752)	699,700	(98,065,752)	597,200	(8,681,556)	25	85	(110,393)	4.5%
2021	103,599,384	136,895,038	103,599,384	136,919,117	5,885,098	18,392,384	85	111	(144,271)	4.6%
9/29/2021	N/A	N/A	N/A	N/A	N/A	N/A	100	100	N/A	N/A

(1)
Messrs. Blumenthal and Gilboa were our Co-PEOs for each of the years presented. Mr. Miller was our only Non-PEO NEO for each of the years presented.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the Co-PEOs and the Non-PEO NEO as set forth below.

Year	Value of Equity Awards Disclosed in the Summary Compensation Table ($)	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included ($)	Total — Equity Award Adjustments ($)
2022
Neil Blumenthal	—	—	(93,008,829)	—	(5,756,623)	—	—	(98,765,452)
Dave Gilboa	—	—	(93,008,829)	—	(5,756,623)	—	—	(98,765,452)
Steve Miller	—	—	(5,683,599)	—	(3,595,157)	—	—	(9,278,756)
2021
Neil Blumenthal	(102,675,484)	125,369,955	1,509,432	6,488,580	2,603,171	—	—	33,295,654
Dave Gilboa	(102,675,484)	125,369,955	1,533,511	6,488,580	2,603,171	—	—	33,319,733
Steve Miller	(5,164,198)	7,437,949	4,288,945	1,768,012	4,176,578	—	—	12,507,286
Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns is calculated in accordance with ASC Topic 718 and was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for Messrs. Blumenthal’s and Gilboa’s multi-year founders’ grants, using a Monte Carlo simulation model as of the applicable year-end date(s), which utilizes multiple input variables, including expected volatility of our stock price and other assumptions appropriate for determining fair value; and (iii) for stock options, a Black Scholes value as of the applicable year-end or vesting date(s). For all awards, fair value is determined based on the same methodology as used to determine grant-date fair value. For additional information on the assumptions used to calculate the valuation of the awards, see the Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and prior fiscal years.
(4)
The Peer Group TSR set forth in this table utilizes S&P Apparel, Accessories & Luxury Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting September 29, 2021, the date of the Company’s direct listing, through the end of the listed year in each of the Company and in the S&P Apparel, Accessories & Luxury Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined Adjusted EBITDA margin to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our Co-PEOs and Non-PEO NEO in 2022. We may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted EBITDA margin is defined for purposes of the Annual Bonus Plan as set forth above in the “Compensation Discussion and Analysis” section.

Description of Relationship Between Co-PEOs and Other NEO Compensation Actually Paid and Company TSR.
The following chart sets forth the relationship between Compensation Actually Paid to our Co-PEOs, the Compensation Actually Paid to our other NEO, and the Company’s cumulative TSR since the Company’s direct listing on September 29, 2021.

Compensation Actually Paid versus Total Shareholder Return

Neil Blumenthal
Dave Gilboa
Steve Miller
Total Shareholder Return
Compensation Actually Paid ($ millions)
Total Shareholder Return
$150
$100
$50
$0
($50)
($100)
($150)
9/29/2021
FY 2021
FY 2022

Description of Relationship Between Co-PEOs and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our Co-PEOs, the Compensation Actually Paid to our other NEO, and our Net Income during the two most recently completed fiscal years.

Compensation Actually Paid versus Total Net Income
Neil Blumenthal
Dave Gilboa
Steve Miller
Net Income
Compensation Actually Paid ($ millions)
Net Income ($ millions)
$150
$100
$50
$0
($50)
($100)
($150)
FY 2021
FY 2022

Description of Relationship Between Co-PEOs and Other NEO Compensation Actually Paid and Adjusted EBITDA Margin
The following chart sets forth the relationship between Compensation Actually Paid to our Co-PEOs, the Compensation Actually Paid to our other NEO, and our Adjusted EBITDA margin during the two most recently completed fiscal years.

Compensation Actually Paid versus Adjusted EBITDA Margin

Neil Blumenthal
Dave Gilboa
Steve Miller
Adjusted EBITDA Margin
Compensation Actually Paid ($ millions)
$150
$100
$50
$0
($50)
($100)
($150)
Adjusted EBITDA Margin %
10%
5%
0%
(5%)
(10%)
FY 2021
FY 2022

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR since September 29, 2021, the date of our direct listing, to that of the S&P Apparel, Accessories & Luxury Index over the same period.

Comparison of Cumulative Total Stockholder Return

WRBY
S&P Apparel, Accessories & Luxury Goods Index
$125
$100
$75
$50
$25
$0
9/29/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/30/2022

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our Co-PEOs and other NEO for 2022 to Company performance. The measures in this table are not ranked.
Adjusted EBITDA Margin Net Revenue Company Stock Price

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Non-employee director compensation is set in accordance with our Director Compensation Program, under which our non-employee directors receive cash compensation as follows:
●
Each non-employee director receives an annual cash retainer in the amount of $75,000 per year.

●
Any lead non-employee director receives an additional cash retainer in the amount of $15,000 per year.

●
The chair of the Audit Committee receives an additional annual cash retainer in the amount of $20,000 per year for such chair’s service on the Audit Committee.

●
The chair of the Compensation Committee receives an additional annual cash retainer in the amount of $15,000 per year for such chair’s service on the Compensation Committee.

●
The chair of the Nominating and Corporate Governance Committee receives an additional annual cash retainer in the amount of $10,000 per year for such chair’s service on the Nominating and Corporate Governance Committee.

Under the Director Compensation Program, each non-employee director who continues to serve as a non-employee director following an annual stockholders meeting will automatically be granted fully vested RSUs covering a number of shares of our Class A common stock calculated by dividing (a) $225,000 by (b) the average closing trading price of our Class A common stock over the 30-day period ending the day prior to the date of such annual meeting. Newly appointed non-employee directors are automatically granted a pro-rated fully-vested RSU award based on the anticipated date of our next annual stockholders meeting. Any equity awards held by our non-employee directors that are unvested automatically accelerate in the event of a change in control.
Our non-employee directors may elect to convert all or a portion of their annual retainers into awards of RSUs covering a number of shares of Class A common stock calculated by dividing the amount of the annual retainer that would have otherwise been paid to such non-employee director on the applicable grant date by the average closing trading price of a share of Class A common stock over the 30-day period ending the day prior to the grant date. In addition, our non-employee directors may defer the issuance of the shares underlying their RSUs until the earliest of a fixed date properly elected by the non-employee director, his or her termination of service or a change in control, in each case, in compliance with the requirements of Section 409A of the Internal Revenue Code.
The following table sets forth information concerning the compensation received by our non-employee directors for the fiscal year ended December 31, 2022. Messrs. Blumenthal and Gilboa, our co-CEOs, do not receive any additional compensation for their services on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Teresa Briggs	95,000	182,569	277,569
Joel Cutler	—	—	—
Andrew Hunt	75,000	182,569	257,569
Youngme Moon	75,000	182,569	257,569
Jeffrey Raider	75,000	182,569	257,569
Gabrielle Sulzberger	85,000	182,569	267,569
Ronald Williams	75,000	182,569	257,569

(1)
Amounts reflect the cash retainers earned by the directors for their service during 2022 pursuant to our Non-Employee Director Compensation Policy. In addition, each of Ms. Sulzberger and Mr. Williams elected to receive RSUs in lieu of cash compensation under our Non-Employee Director Compensation Policy for 2022, and also elected to defer their RSUs. Amounts for such directors reflect the cash fees forgone at the election of the directors to receive the following RSU awards, which were granted in June 2022: Ms. Sulzberger: 4,540 deferred RSUs; and Mr. Williams: 4,006 deferred RSUs. Such amounts were determined by dividing the applicable amount of the cash fees by the average closing trading price of a share of Class A common stock over the 30-day period ending the day prior to the grant date. Pursuant to Mr. Cutler’s arrangement with General Catalyst and its affiliated entities, Mr. Cutler does not receive compensation for service on our Board of Directors.
(2)
Amounts reflect the full grant-date fair value of RSUs (in the case of the Stock Awards column) granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the non-employee director. See Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions used in calculating these values. Stock awards represent 12,019 fully-vested RSUs awarded to each director. None of our non-employee directors held stock options as of December 31, 2022. Ms. Briggs held 6,443 unvested RSUs as of December 31, 2022. None of our other non-employee directors held stock awards as of December 31, 2022.

EQUITY INCENTIVE ARRANGEMENTS
Existing Equity Plans
We currently maintain the Warby Parker Inc. 2021 Incentive Award Plan (the “2021 Plan”). Following the effectiveness of the 2021 Plan, no further grants will be made under prior equity plans, although awards remain outstanding thereunder.
In addition, in connection with the direct listing we adopted the 2021 Employee Stock Purchase Plan (the “ESPP”).
As of December 31, 2022, the following securities were authorized for issuance under our equity compensation plans:
Plan category:	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, or Release of Outstanding Restricted Stock Units and Performance Stock Units	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)
Equity compensation plans approved by security holders(1)			16,323,025(2)
Class A Restricted Stock Units	1,924,185(3)	—
Class B Restricted Stock Units	1,978,876(4)	—
Class B Performance Stock Units	4,397,688(5)
Options to Purchase Class A Common Stock	1,077,702(6)	$7.46
Options to Purchase Class B Common Stock	1,887,442(7)	$7.01
Equity compensation plans not approved by security holders	—	—	—
Total	11,265,893	$7.23	16,323,025

(1)
Consists of the Warby Parker Inc. Amended and Restated 2011 Stock Plan (the “2011 Plan”), the Warby Parker Inc. 2012 Milestone Stock Plan (the “2012 Plan”), the Warby Parker Inc. 2019 Founder Stock Plan (the “2019 Plan”), the 2021 Plan and the ESPP. Following the adoption of our 2021 Plan in connection with our direct listing, no further grants were permitted to be made under the 2011 Plan, the 2012 Plan or the 2019 Plan, though existing awards remain outstanding and continue to vest in accordance with their terms, as further detailed in the Outstanding Equity Awards at Fiscal Year End Table and the related footnotes.

(2)
The number of shares authorized under our 2021 Incentive Award Plan will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 5% of the shares of Class A common stock and Class B common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our Board of Directors, which may be issued as shares of Class A common stock. The number of shares authorized under our ESPP will increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, equal to the lesser of (A) 1% of the shares of Class A common stock and Class B common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such lesser number of shares as determined by our Board of Directors, which may be issued as shares of Class A common stock. Up to a maximum of 624,854 shares may be purchased in the current offering period which runs until November 14, 2024 under the ESPP, based on enrollment as of December 31, 2022, which are not captured in column (a).

(3)
Consists of 651,570 outstanding Class A RSUs under the 2011 Plan and 1,272,615 outstanding Class A RSUs under the 2021 Plan.

(4)
Consists of 1,978,876 outstanding Class B RSUs under the 2019 Plan, inclusive of 514,958 RSUs that are vested but not settled/issued.

(5)
Consists of 4,397,688 outstanding Class B performance stock units under the 2019 Plan.

(6)
Consists of 1,077,702 outstanding options to purchase stock under the 2011 Stock Plan.

(7)
Consists of 1,421,518 outstanding options to purchase stock under the 2012 Plan and 465,924 outstanding options to purchase stock under the 2019 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock for:
●
each person known by us to beneficially own more than 5% of our common stock;

●
each of our directors;

●
each of our NEOs; and

●
all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 14, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Applicable percentage ownership is based on 96,434,651 shares of Class A common stock and 19,699,028 shares of Class B common stock outstanding as of April 14, 2023. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 14, 2023. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share. Unless otherwise indicated, the address of all listed stockholders is 233 Spring Street, 6th Floor East, New York, New York 10013.
Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Class A Common Stock		Class B Common Stock		Percentage of Total Voting Power
Name and Address of Beneficial Owner	Shares	%	Shares	%
5% or Greater Stockholders
D1 Capital Partners L.P. and affiliates(1)	14,971,223	15.5%	—	—	5.1%
FMR LLC(2)	12,336,343	12.8%	—	—	4.2%
Durable Capital Partners LP(3)	11,035,909	11.4%	—	—	3.8%
T. Rowe Price Investment Management, Inc.(4)	7,453,531	7.7%	—	—	2.5%
The Vanguard Group(5)	7,290,082	7.6%	—	—	2.5%
Baillie Gifford & Co(6)	6,282,549	6.5%	—	—	2.1%
General Catalyst and affiliates(7)	5,822,191	6.0%	—	—	2.0%
BlackRock, Inc.(8)	5,134,137	5.3%	—	—	1.7%
Named Executive Officers and Directors
Neil Blumenthal(9)	400,106	*	9,062,683	46.0%	30.9%
Dave Gilboa(10)	235	*	9,405,630	47.7%	32.1%
Steven Miller(11)	367,896	*	—	—	*
Andrew Hunt(12)	1,867,557	1.9%	—	—	*
Jeffrey Raider(13)	4,152,461	4.3%	—	—	1.4%
Teresa Briggs(14)	33,412	*	—	—	*
Joel Cutler(15)	5,822,191	6.0%	—	—	2.0%
Youngme Moon(16)	52,706	*	—	—	*
Gabrielle Sulzberger(17)	46,115	*	—	—	*
Ronald Williams(18)	45,581	*	—	—	*
All directors and executive officers as a group (10 individuals)(19)	12,788,260	13.3%	18,468,313	93.8%	67.3%

*
Less than one percent.

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. Consists of (i) 14,944,023 shares of Class A common stock over which D1 Capital Partners L.P. (the “Investment Manager”) and Daniel Sundheim exercise shared voting and dispositive power, and (ii) 27,200 shares of Class A common stock over which Daniel Sundheim exercises sole voting and dispositive power. The Investment Manager is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master LP (the “Investment Vehicle”), and may be deemed to beneficially own the shares of Class A common stock held by the Investment Vehicle and/or its subsidiary. Mr. Sundheim indirectly controls the Investment Manager and may be deemed to beneficially own the shares of Class A common stock held by the Investment Vehicle and/or its subsidiary. The address of the Investment Manager and Daniel Sundheim is 9 West 57th Street, 36th Floor, New York, New York 10019.

(2)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2023. FMR LLC reports sole voting power over 11,914,897 shares of Class A common stock and sole dispositive power over 12,336,343 shares of Class A common stock. Abigail P. Johnson is a director, chairman and chief executive officer of FMR LLC and has sole dispositive power over 12,336,343 shares of Class A common stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2023. Consists of 11,035,909 shares of Class A common stock over which Durable Capital Partners LP, as the investment adviser to Durable Capital Master Fund LP, exercises sole voting and dispositive power. Durable Capital Partners GP LLC (“Durable GP”) is the general partner of the Durable Capital Partners LP, and Henry Ellenbogen is the chief investment officer of the Durable Capital Partners LP and the managing member of Durable GP. The address of Durable Capital Partners LP is 5425 Wisconsin Avenue, Suite 802 Chevy Chase, Maryland 20815.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023. T. Rowe Price Investment Management, Inc. reports sole voting power over 2,405,337 shares of Class A common stock and sole dispositive power over 7,453,531 shares of Class A common stock. The address of T. Rowe Price Investment Management, Inc. is 101 East Pratt Street Baltimore, MD 21202.

(5)
Based solely on a Schedule 13G filed with the SEC on February 9, 2023. The Vanguard Group reports shared voting power over 137,379 shares of Class A common stock, sole dispositive power over 7,090,087 shares of Class A common stock, and shared dispositive power over 191,995 shares of Class A common stock. The address of the Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(6)
Based solely on a Schedule 13G/A filed with the SEC on January 23, 2023. With respect to these shares, Baillie Gifford & Co exercises (i) sole voting power over 5,913,006 shares of Class A common stock and (ii) sole dispositive power over 6,282,549 shares of Class A common stock. Such shares are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of Baillie Gifford & Co is Calton Square, 1 Greenside, Edinburgh EH1 3AN, Scotland, UK.

(7)
Based solely on a Schedule 13G filed with the SEC on February 15, 2022. Consists of (i) 5,656,571 shares of Class A common stock over which General Catalyst Group Management Holdings GP, LLC (“GCGMH LLC”), General Catalyst Group Management Holdings, L.P. (“GCGMH”), General Catalyst Group Management, LLC (“GCGM”), General Catalyst Group V, L.P. (“GC V”), GC Entrepreneurs Fund V, L.P., (“E Fund V”), General Catalyst Partners V, L.P. (“GC V GPLP”), General Catalyst GP V, LLC (“GC V GPLLC”), General Catalyst Group V Supplemental, L.P. (“GC V Supplemental”), Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja, exercise shared voting and dispositive power, (ii) 82,307 shares of Class A common stock over which David P. Fialkow exercises sole voting and dispositive power, and (iii) 83,313 shares of Class A common stock over which Joel E. Cutler exercises sole voting and dispositive power. GCGMH LLC is the general partner of GCGMH, which is the manager of GCGMH, which is the manager of GC V GPLLC. Kenneth Chenault, David P. Fialkow, Joel E. Cutler and Hemant Taneja are managing members of GCGMH LLC. GC V GPLP is the sole general partner of GC V, E Fund V and GC V Supplemental. GC V GPLLC is the sole general partner of GC V GPLP. David P. Fialkow, Joel E. Cutler and Hemant Taneja are managing directors of GC V GPLLC. The address of the foregoing entities and individuals is 20 University Road, 4th Floor, Cambridge, MA 02138.

(8)
Based solely on a Schedule 13G filed with the SEC on February 10, 2023 by BlackRock, Inc. Consists of 5,134,137 shares of Class A common stock over which BlackRock, Inc. exercises sole voting and dispositive power. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 and other information known to the Company. Consists of (i) 106 shares of Class A common stock, (ii) 400,000 shares of Class A common stock held by various family trusts over which Mr. Blumenthal may be deemed to have shared voting and dispositive power, (iii) 4,208,060 shares of Class B common stock, (iv) 4,104,882 shares of Class B common stock held by various family trusts over which Mr. Blumenthal may be deemed to have shared voting and dispositive power, (v) 38,982 shares of Class B common stock underlying restricted stock units that vest within 60 days of April 14, 2023, and (vi) 710,759 shares of Class B common stock underlying options that are exercisable within 60 days of April 14, 2023. Mr. Blumenthal has pledged 3,039,763 shares of Class B common stock beneficially owned by him pursuant to a line of credit note with customary default provisions as security in favor of JPMorgan Chase Bank, N.A. See “Certain Relationships and Related Party Transactions — Issuer Agreements.”

(10)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 and other information known to the Company. Consists of (i) 235 shares of Class A common stock, (ii) 6,599,119 shares of Class B common stock, (iii) 2,056,770 shares of Class B common stock held by a family trust over which Mr. Gilboa may be deemed to have shared voting and dispositive power, (iv) 38,982 shares of Class B common stock underlying restricted stock units that vest within 60 days of April 14, 2023, and (v) 710,759 shares of Class B common stock underlying options that are exercisable within 60 days of April 14, 2023. Mr. Gilboa has pledged 3,177,224 shares of Class B common stock beneficially owned by him pursuant to a line of credit note with customary default provisions as security in favor of JPMorgan Chase Bank, N.A. See “Certain Relationships and Related Party Transactions — Issuer Agreements.”
(11)
Consists of (i) 165,547 shares of our Class A common stock, (ii) 12,320 shares of Class A common stock underlying restricted stock units that vest within 60 days of April 14, 2023, and (iii) 190,092 shares of Class A common stock underlying options that are exercisable within 60 days of April 14, 2023.

(12)
Consists of 1,867,557 shares of our Class A common stock.

(13)
Consists of (i) 462,229 shares of our Class A common stock, and (ii) 3,690,232 shares of our Class A common stock held by various trusts over which Mr. Raider may be deemed to have shared voting and dispositive power.

(14)
Consists of (i) 12,019 shares of our Class A common stock, and (ii) 21,393 shares of Class A common stock held by a trust over which Ms. Briggs may be deemed to have shared voting and dispositive power.

(15)
Consists of the shares of Class A common stock held by the entities affiliated with General Catalyst identified in footnote 6.

(16)
Consists of 52,706 shares of Class A common stock.

(17)
Consists of 46,115 shares of Class A common stock.

(18)
Consists of (i) 36,408 shares of Class A common stock, and (ii) 9,173 shares of Class A common stock held by a trust over which Mr. Williams may be deemed to have shared voting and dispositive power.

(19)
Consists of (i) 12,585,848 shares of Class A common stock held by all directors and executive officers of the Company as a group, (ii) 12,320 shares of Class A common stock underlying restricted stock units held by all directors and executive officers of the Company as a group and that vest within 60 days of April 14, 2023, (iii) 190,092 shares of Class A common stock underlying options held by all directors and executive officers of the Company as a group and that are exercisable within 60 days of April 14, 2023, (iv) 16,968,831 shares of Class B common stock held by all directors and executive officers of the Company as a group, (v) 77,964 shares of Class B common stock underlying restricted stock units held by all directors and executive officers of the Company as a group that vest within 60 days of April 14, 2023, and (vi) 1,421,518 shares of Class B common stock underlying options held by all directors and executive officers of the Company as a group and that are exercisable within 60 days of April 14, 2023.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements, discussed in the sections “Executive Compensation” and “Director Compensation,” the following are certain transactions, arrangements and relationships with our directors, executive officers, and stockholders owning 5% or more of our outstanding common stock.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, or the Investors’ Rights Agreement, with certain holders of our capital stock, including our Co-Founders and Co-CEOs, Neil Blumenthal and Dave Gilboa; our directors and Co-Founders, Jeffrey Raider and Andrew Hunt; entities affiliated with Tiger Global, a former holder of greater than 5% of our outstanding capital stock; entities affiliated with T. Rowe Price, a holder of greater than 5% of our outstanding capital stock; entities affiliated with General Catalyst, a holder of greater than 5% of our outstanding capital stock and affiliate of our director, Joel Cutler; Durable Capital Master Fund LP, a holder of greater than 5% of our outstanding capital stock; and D1 Master Holdco I LLC, a holder of greater than 5% of our outstanding capital stock. The Investors’ Rights Agreement provides certain holders of our capital stock with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.
Director and Officer Indemnification Agreements and Insurance
Our Twelfth Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by the General Corporation Law of the State of Delaware, and our Amended and Restated Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under the General Corporation Law of the State of Delaware. Our Twelfth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them in certain circumstances. We have also purchased directors’ and officers’ liability insurance for each of our directors and executive officers.
Warby Parker Impact Foundation Donation
In May 2022, we issued 178,572 shares of Class A common stock to the Warby Parker Impact Foundation, a Delaware exempt corporation. Our Board of Directors has also authorized up to an additional 892,860 shares of Class A common stock for issuance in installments over time and from time to time, in each case, subject to our Board of Directors’ discretion and approval, to the Warby Parker Impact Foundation or such other nonprofit entity designated by the Board of Directors. Three of our directors, Messrs. Blumenthal, Gilboa and Cutler, serve on the board of directors of the Warby Parker Impact Foundation.
Issuer Agreements
In March 2022, in connection with the pledge by Mr. Blumenthal, our Co-Founder, Co-CEO and Co-Chair of the Board of Directors, of 2,039,763 shares of Class B common stock pursuant to a line of credit note, the Company entered into an issuer agreement by and among the Company, Mr. Blumenthal and JPMorgan Chase Bank, National Association (“JPMorgan”), in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of JPMorgan under such line of note credit and related documents. In September 2022, in connection with a pledge of an additional 1,000,000 shares of Class B common stock pursuant to the same line of credit, the Company entered into another issuer agreement, by among the Company and JPMorgan affirming such acknowledgements and agreements.
In March 2022, in connection with the pledge by Mr. Gilboa, our Co-Founder, Co-CEO and Co-Chair of the Board of Directors, of 2,677,224 shares of Class B common stock pursuant to a line of credit note, the Company entered into an issuer agreement by and among the Company, Mr. Gilboa and JPMorgan, in which the Company, among other matters, provided for certain acknowledgements and agreements relating to the enforcement of the rights and remedies of JPMorgan under such line of note credit and related documents. In

September 2022, in connection with a pledge of an additional 500,000 shares of Class B common stock pursuant to the same line of credit, the Company entered into another issuer agreement, by and among the Company and JPMorgan affirming such acknowledgements and agreements.
Policies and Procedures for Related Person Transactions
Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). We have a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Head of Legal is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is inconsistent with the best interests of the Company and its stockholders, whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person. All of the transactions described in this section occurred either prior to the adoption of this policy or were approved in accordance with this policy.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 233 Spring Street, 6th Floor East, New York, NY 10023 in writing not later than December 29, 2023.
Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that written notice from the stockholder of record of their intent to present such proposal or nomination be delivered to, or mailed and received at, our principal executive offices not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than the close of business on February 9, 2024 and no later than the close of business on March 10, 2024. The notice must contain the information required by our Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 8, 2024, then our Secretary must receive such written notice not later than the 90th day prior to the 2024 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, email, and facsimile by our directors, officers, and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians, and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians, and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

WARBY PARKER’S ANNUAL REPORT ON FORM 10-K
A copy of Warby Parker’s Annual Report on 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 14, 2023, without charge, upon written request addressed to:
Warby Parker Inc.
Attention: Secretary
233 Spring Street, 6th Floor East
New York, NY 10023
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our 2022 Form 10-K at www.proxyvote.com. You also may access our 2022 Form 10-K at investors.warbyparker.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,
Chris Utecht
Vice President, Head of Legal and Secretary
New York, New York

APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement refers to “Adjusted EBITDA” and “Adjusted EBITDA Margin,” which are not defined by generally accepted accounting principles (“GAAP”) and are considered non-GAAP financial measures. For each of these non-GAAP financial measures, we have provided below a reconciliation of the differences between the non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. We believe these non-GAAP financial measures may be useful in evaluating our financial information and comparing period-to-period performance, and we have incorporated Adjusted EBITDA Margin income as a performance measure in the Company’s Annual Bonus Plan. However, these measures should not be considered in isolation and should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. In addition, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.
“Adjusted EBITDA” is defined as net income (loss) before interest and other income, taxes, and depreciation and amortization as further adjusted for asset impairment costs, stock-based compensation expense and related employer payroll taxes, amortization of cloud-based software implementation costs, non-cash charitable donations, and non-recurring costs such as restructuring costs, major system implementation costs, and direct listing or other transaction costs.
“Adjusted EBITDA Margin” is defined as adjusted EBITDA divided by net revenue.
A-1

Warby Parker Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)
The following table reconciles adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measure, which is net loss:
	Six Months Ended		Year Ended
	June 30, 2022	December 31, 2022	December 31, 2022	December 31, 2021
	(unaudited, in thousands)		(unaudited, in thousands)
Net loss	$(66,299)	$(44,094)	$(110,393)	$(144,271)
Adjusted to exclude the following:
Interest and other loss, net	(108)	(1,199)	(1,307)	347
Provision for income taxes	586	(89)	497	263
Depreciation and amortization expense	14,605	17,259	31,864	21,643
Asset impairment charges	412	1,235	1,647	317
Stock-based compensation expense(1)	54,244	44,411	98,655	110,543
Non-cash charitable donations(2)	3,270	500	3,770	7,757
Transaction costs(3)	—	—	—	28,262
Amortization of cloud-based software implementation costs(4)	—	247	247	—
ERP implementation costs(5)	—	687	687	—
Restructuring costs(6)	—	1,535	1,535	—
Adjusted EBITDA	$6,710	$20,492	$27,202	$24,861
Adjusted EBITDA margin	2.2%	6.9%	4.5%	4.6%

(1)
Represents expenses related to the Company’s equity-based compensation programs and related employer payroll taxes, which may vary significantly from period to period depending upon various factors including the timing, number, and the valuation of awards granted, vesting of awards including the satisfaction of performance conditions, and the impact of repurchases of awards from employees. For both the six months ended June 30, 2022 and December 31, 2022, the amount includes $0.3 million of employer payroll costs associated with releases of RSUs and option exercises. For the twelve months ended December 31, 2022 and December 31, 2021, the amount includes $0.6 million and $3.4 million of employer payroll costs, respectively, associated with releases of RSUs and option exercises.

(2)
Represents charitable expense recorded in connection with the donation of 178,572 shares of Series A common stock in August 2021 and 178,572 shares of Class A common stock in May 2022 to the Warby Parker Impact Foundation, and a donation of 34,528 shares of Class A common stock to third-party charitable donor advised funds.

(3)
Represents (i) costs directly attributable to the preparation for our direct listing and (ii) expenses incurred in connection with the cash tender offer completed in June 2021.

(4)
Represents the amortization of costs capitalized in connection with the implementation of cloud-based software.

(5)
Represents internal and external non-capitalized costs related to the implementation of our new enterprise resource planning system which is expected to be live in 2023.

(6)
Represents employee severance and related costs for our restructuring plan that was executed in August 2022.

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V04324-P90500 Nominees: 01) Dave Gilboa 02) Youngme Moon 03) Ronald Williams 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. 1. Election of Directors ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! WARBY PARKER INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following Class II director nominees: The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote "1 YEAR" on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. WARBY PARKER INC. 233 SPRING STREET, 6TH FLOOR EAST NEW YORK, NY 10013 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! ! 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WRBY2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 7, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com.V04325-P90500WARBY PARKER INC.Annual Meeting of StockholdersJune 8, 2023 12:00 PM EDTThis proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Warby Parker Inc. hereby appoint(s) Neil Blumenthal, Dave Gilboa and Chris Utecht, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock and/or Class B common stock, as applicable, of Warby Parker Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM EDT on June 8, 2023, via a live webcast at www.virtualshareholdermeeting.com/WRBY2023, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNEDSTOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OFDIRECTORS' RECOMMENDATIONS.Continued and to be signed on reverse side